UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 21, 2016

Dover Downs Gaming & Entertainment, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number 1-16791

Delaware	51-0414140
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1131 N. DuPont Highway
Dover, Delaware	19901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (302) 674-4600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 21, 2016, the Company’s Compensation and Stock Incentive Committee awarded discretionary incentives to its named executive officers as follows:

Denis McGlynn	$135,000
Edward J. Sutor	$80,000
Timothy R. Horne	$35,000
Klaus M. Belohoubek	$25,000

These cash incentives were discretionary payments and not based on any plan or formula.

The Committee also determined that there would be no salary changes for named executive officers for fiscal year 2017.

The Company previously discontinued the practice of allowing for formula based incentives. Salaries for named executives have not changed materially since 2008 and there have been no cash incentives paid since 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dover Downs Gaming & Entertainment, Inc.

/s/ Denis McGlynn
Denis McGlynn
President and Chief Executive Officer

Dated: November 25, 2016